UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8‑K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018
______________________________

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas		1-31447		74-0694415
(State or other jurisdiction		(Commission File Number)		(IRS Employer
of incorporation)				Identification No.)

1111 Louisiana
	Houston, Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111
______________________________

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Delaware		1-3187		22-3865106
(State or other jurisdiction		(Commission File Number)		(IRS Employer
of incorporation)				Identification No.)

1111 Louisiana
	Houston, Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On April 4, 2018, CenterPoint Energy Houston Electric, LLC (“Houston Electric”) filed an application to amend its Distribution Cost Recovery Factor (“DCRF”) with the Public Utility Commission of Texas (“PUCT”) and the municipalities in its service area.  DCRF is an interim rate adjustment that, if approved, permits an electric utility to implement new rates to account for changes in distribution-invested capital since its last rate case.  In 2017, the PUCT approved a DCRF revenue requirement starting September 1, 2017 of approximately $90 million, offset by approximately $29 million to refund revenue collected in excess of expenses associated with Houston Electric’s advanced metering system, and other offsets of about $3 million, resulting in a revenue requirement charged to customers of about $58 million.  Under the PUCT’s 2017 order, that DCRF revenue requirement would adjust, unless changed by a subsequent DCRF application, to approximately $90 million starting September 1, 2018.  In the current DCRF application, Houston Electric proposes an approximately $83 million revenue requirement starting September 1, 2018 to begin recovering approximately $503.6 million in eligible distribution capital invested in 2017, which is about $7 million less than the DCRF revenue requirement that would otherwise go into effect under the 2017 order, but about $25 million more than the $58 million in DCRF charges currently in effect.  The proposed $83 million revenue requirement includes an approximately $39 million reduction to reflect the benefit of the recent change in the corporate tax rate from 35% to 21%.  The DCRF application is subject to final approval by the PUCT.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 11, 2018	By:/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: April 11, 2018	By:/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer